               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Ralph F. Peters, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                   /s/ RALPH F. PETERS
                                                   ---------------------------
                                                   Ralph F. Peters

February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Frederick B. Whittemore, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                   /s/ FREDERICK B. WHITTEMORE
                                                   ---------------------------
                                                   Frederick B. Whittemore


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Donald B. Henderson, Jr., whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                 /s/ DONALD B. HENDERSON, JR.
                                                 ---------------------------
                                                 Donald B. Henderson, Jr.


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John G. Ireland, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                   /s/ JOHN G. IRELAND
                                                   ---------------------------
                                                   John G. Ireland


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                   /s/ JOHN D. MCNEIL
                                                   ---------------------------
                                                   John D. McNeil


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                   /s/ JOHN S. LANE
                                                   ---------------------------
                                                   John S. Lane


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Fioravante G. Perrotta, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                                   /s/ FIORAVANTE G. PERROTTA
                                                   ---------------------------
                                                   Fioravante G. Perrotta


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                   /s/ DONALD A. STEWART
                                                   ---------------------------
                                                   Donald A. Stewart


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                                   /s/ ANGUS A. MACNAUGHTON
                                                   ---------------------------
                                                   Angus A. MacNaughton


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                                   /s/ S. CAESAR RABOY
                                                   ---------------------------
                                                   S. Caesar Raboy


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                                   /s/ M. COLYER CRUM
                                                   ---------------------------
                                                   M. Colyer Crum


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                                   /s/ DAVID D. HORN
                                                   ---------------------------
                                                   David D. Horn


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Peter R. O'Flinn, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                   /s/ PETER R. O'FLINN
                                                   ---------------------------
                                                   Peter R. O'Flinn


February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C (Reg. No. 33-41629), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                                   /s/ RICHARD B. BAILEY
                                                   ---------------------------
                                                   Richard B. Bailey


February 4, 1999